American Century Municipal Trust

PROSPECTUS SUPPLEMENT

TAX-FREE MONEY MARKET FUND * LIMITED-TERM TAX-FREE FUND
TAX-FREE BOND FUND * HIGH-YIELD MUNICIPAL FUND
FLORIDA MUNICIPAL MONEY MARKET FUND * FLORIDA MUNICIPAL BOND FUND
ARIZONA MUNICIPAL BOND FUND

Supplement dated April 5, 2002 * Prospectus dated October 1, 2001 (Investor
Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matters be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on August 2, 2002.

The record date for the meeting is April 5, 2002. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the
Special Meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about April 24, 2002. If approved by shareholders, the proposals would become effective August 2, 2002.

All funds

Shareholders of all funds will be asked to consider and act upon a proposal to elect the funds' eight-member  Board of Trustees for indefinite terms, subject to termination or resignation. The nominees are Albert Eisenstat,  Ronald J.
Gilson, Kathryn A. Hall, William M. Lyons, Myron S. Scholes, Kenneth E. Scott,
James E. Stowers III and Jeanne D. Wohlers.

If approved by shareholders, this proposal would become effective August 2,
2002.

Limited-Term Tax-Free

Shareholders of Limited-Term Tax-Free will be asked to consider and act upon a proposal to transfer substantially all  of the fund's assets and liabilities to the American Century Tax-Free Bond Fund in exchange for shares of Tax-Free
Bond. Tax-Free Bond has investment objectives and strategies that are similar to the investment objectives and  strategies of Limited-Term Tax-Free. The total expense ratio of Tax-Free Bond is expected to be the same as that of
Limited-Term Tax-Free.

If the proposal is approved by Limited-Term Tax-Free shareholders, they will receive shares of Tax-Free Bond on a  tax-free basis in exchange for their shares of Limited-Term Tax-Free. The value of a shareholder's account will not change as a result of the transaction.

If approved by shareholders, this proposal would become effective September 3,
2002.

Florida Municipal Money Market

Shareholders of Florida Municipal Money Market will be asked to consider and act upon a proposal to transfer  substantially all of the fund's assets and liabilities to the American Century Tax-Free Money Market Fund in exchange for shares of Tax-Free Money Market. Tax-Free Money Market has investment objectives and strategies that are similar to the investment objectives and strategies of
Florida Municipal Money Market. The total expense ratio of Tax-Free Money Market is expected to be the same as that of Florida Municipal Money Market.

If the proposal is approved by Florida Municipal Money Market shareholders, they will receive shares of Tax-Free Money Market on a tax-free basis in exchange for their shares of Florida Municipal Money Market. The value of a shareholder's account will not change as a result of the transaction.

If approved by shareholders, this proposal would become effective September 3,
2002.

SH-SPL-29432   0204